                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-12

                           Allmerica Securities Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

                          Allmerica Securities Trust
              440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653

-------------------------------------------------------------------------------

                 NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 18, 2001

-------------------------------------------------------------------------------

To the Shareholders:

  The Annual Meeting of the Shareholders (the "Meeting") of Allmerica Securities Trust (the "Trust") will be held at the offices of the Trust, 440 Lincoln Street, Worcester, Massachusetts 01653, Wednesday, April 18, 2001, at 9:00 a.m., local time, for the following purposes:

  1. To elect Trustees, each to serve until the next Annual Meeting of Shareholders and until his or her successor is duly elected and qualified;

  2. To transact such other business as may properly come before the Meeting, or any adjournment thereof.

  Only shareholders of record at the close of business on February 28, 2001 will be entitled to notice of and to vote at the Meeting and any adjournment thereof.

                                          By order of the Trustees,

                                          GEORGE M. BOYD
                                          Secretary

March 12, 2001

                          ALLMERICA SECURITIES TRUST
              440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653

                                PROXY STATEMENT

                                                                 March 12, 2001

                              GENERAL INFORMATION

  The enclosed proxy is solicited by and on behalf of the Trustees of Allmerica Securities Trust (the "Trust") to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Trust to be held at the offices of the Trust, 440 Lincoln Street, Worcester, MA 01653 on Wednesday, April 18, 2001 at 9:00 a.m., local time, for the purposes set forth in the accompanying Notice. Any Shareholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person, or by letter to the Secretary of the Trust. This solicitation is being made by use of the mails, but may also be made by telephone, telefax and personal interviews. The cost of preparing and mailing this Proxy Statement, Notice and Form of Proxy and any additional material which may hereafter be furnished in connection with the solicitation of the enclosed proxy will be paid by the Trust. The approximate date for mailing the Proxy Statement and Form of Proxy to all Shareholders is March 12, 2001.

  On February 28, 2001, the Trust had outstanding 8,592,303 shares. Each share is entitled to one vote and each fractional share to an equivalent fractional vote. Only Shareholders of record at the close of business on February 28, 2001 will be entitled to notice of and to vote at the Meeting.

  In the event that a quorum of Shareholders (30% of all shares issued and outstanding and entitled to vote at the Meeting) is not represented at the Meeting or at any adjournments thereof, or, even though a quorum is so represented, if sufficient votes in favor of the matters set forth in the Notice of Meeting are not received by April 18, 2001, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 90 days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the matters set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any such matters.

  The Trust's Annual Report for the fiscal year ended December 31, 2000, including financial statements, may be obtained, without charge, by calling or writing Shareholder Services, The Bank of New York, 101 Barclay Street, New York, NY 10286, 1-800-432-8224.

  The Trust's investment adviser is Allmerica Asset Management, Inc. ("AAM"), a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"), a Delaware holding company for a group of affiliated companies, the largest of which is First Allmerica Financial Life Insurance Company ("First Allmerica"). The address of AAM, AFC and First Allmerica is 440 Lincoln Street, Worcester, MA 01653. Investors Bank & Trust Company calculates net asset value per share, maintains general accounting records and performs certain administrative services for the Trust. Its address is 200 Clarendon Street, Boston, MA 02116.

1. ELECTION OF TRUSTEES

  The Board of Trustees ("Board") currently consists of nine members each of whom is a nominee for re-election. The number of members of the Board has been fixed by the Board at 10. The open seat caused by the resignation of Paul D. Paganucci effective February 13, 2001, is expected to be filled later this year. The Agreement and Declaration of Trust provides that the Trust shall have a Board composed of not less than three nor more than 15 Trustees to be elected by ballot by the Shareholders.

  Biographical data for the current Trustees of the Trust who have been nominated for re-election is set forth below. Information relating to the principal officers of the Trust is set forth under "Information Pertaining to Allmerica Financial Corporation." It is proposed at the Meeting to re-elect the persons listed below as Trustees, each to serve as such until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified, except that under the Trust's current retirement policy, Bruce E. Langton will resign from the Board effective August 7, 2001. All are now Trustees and all have stated they would be willing to serve if re-elected. There are no arrangements between any Trustee and any other person pursuant to which he or she was or is to be selected as a Trustee.

                                                                            Beneficial
                                                                           Ownership of
      Name and Age                  Principal Occupation            Served Shares as of
of Nominee as of 2/28/01            and Directorships(1)            Since   2/28/01(2)
------------------------            --------------------            ------ ------------
P. Kevin Condron (55)     President and Chief Executive Officer,     1998       100
 Trustee, Member of the   The Granite Group (plumbing supplies),
 Audit Committee and      1998-present; President, Central Supply
 Fund Operations          Co., 1983-1997; Director, Banknorth
 Committee                Group; Director, First Mass Bank.

Cynthia A. Hargadon (46)  President, Potomac Asset Mgt. Inc. 2000-   1997     1,000
 Trustee, Member of the   present; Director of Investments,
 Fund Operations          National Automobile Dealers Association
 Committee, Investment    (retirement trust), 1999-2000;
 Operations Committee     President, Stable Value Investment
 and Governance           Association (investment trade group),
 Committee                1996-1998; Senior Vice President and
                          Chief Investment Officer, ICMA
                          Retirement Corporation (investment
                          adviser), 1987-1996.

Gordon Holmes (62)        Lecturer at Bentley College, 1998-         1991       100
 Trustee, Chairman of     present; Lecturer and Executive in
 the Audit Committee and  Residence, Boston University, 1997-
 Member of the Fund       present; Certified Public Accountant;
 Operations Committee     Retired Partner, Tofias, Fleishman,
                          Shapiro & Co., P.C. (Accountants), 1976-
                          1996.

*John P. Kavanaugh (46)   President, AAM since 1995; Vice            1995       100
 Trustee and Vice         President, Director, Chief Investment
 President, Chairman of   Officer, First Allmerica and Allmerica
 the Investment           Financial Life Insurance and Annuity
 Operations Committee     Company ("Allmerica Financial Life").

                                                                            Beneficial
                                                                           Ownership of
      Name and Age                  Principal Occupation            Served Shares as of
of Nominee as of 2/28/01            and Directorships(1)            Since   2/28/01(2)
------------------------            --------------------            ------ ------------
Bruce E. Langton (69)     Trustee, Bankers Trust institutional       1996     120.36
 Trustee, Member of the   mutual funds; Member, Investment
 Audit Committee,         Committee, Unilever United States--
 Investment Operations    Pension & Thrift plans.
 Committee and Goverance
 Committee

*John F. O'Brien (57)     President, Chief Executive Officer and     1989       2000
 Trustee and Chairman of  Director, First Allmerica; Director and
 the Board                Chairman of the Board, Allmerica
                          Financial Life; Director, ABIOMED, Inc.
                          (medical devices); Director, Cabot
                          Corporation (specialty chemicals);
                          Director, TJX Companies, Inc. (retail).

Attiat F. Ott (65)        Professor of Economics and Director of     1982        500
 Trustee, Chairman of     the Institute for Economic Studies,
 the Fund Operations      Clark University.
 Committee and Member of
 the Audit Committee

*Richard M. Reilly (62)   President, Allmerica Financial Life;       1991      1,000
 Trustee and President,   Vice President, First Allmerica;
 Member of the            Director, AAM since 2000.
 Investment Operations
 Committee

Ranne P. Warner (56)      President, Centros Properties, USA;        1991     125.11
 Trustee, Chairman of     Owner, Ranne P. Warner and Company;
 the Governance           Director, Wainwright Bank & Trust Co.
 Committee, Member of     (commercial bank); Trustee, Ericksen
 the Fund Operations      Trust (real estate).
 Committee and
 Investment Operations
 Committee

--------
* Messrs. Kavanaugh, O'Brien and Reilly are "interested persons", as defined in the Investment Company Act of 1940 as amended (the "1940 Act"), of the Trust and of AFC because of their affiliations with AFC.
(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same organization for the last five years. The business address of each person is 440 Lincoln Street, Worcester, Massachusetts 01653.
(2) On February 28, 2001, the Trustees and officers beneficially owned a total of 5,049.47 shares of the Trust, representing .06% of the then outstanding shares. The largest single beneficial holding of a Trustee was 2,000 shares, representing .02% of the outstanding shares. First Allmerica owned 100,565 shares on February 28, 2001.

  The Trust's Board, which is currently composed of six non-interested Trustees and three interested Trustees, met four times during the fiscal year ended December 31, 2000. During the fiscal year ended December 31, 2000, Paul
D. Paganucci attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Trustees and (ii) the total number of meetings held by all committees of the Board on which he served, due to illness. The Trustees received the following compensation during that year. No officer of the Trust received compensation from the Trust for serving in such capacity.

                              COMPENSATION TABLE

                                                   Total Compensation from Trust
                                                      and Fund Complex (which
      Name of Person        Aggregate Compensation included two other investment
       and Position               from Trust        companies) Paid to Trustees
      --------------        ---------------------- -----------------------------
P. Kevin Condron .........          $2,321                    $29,750
 Trustee, Member of the
 Audit Committee and Fund
 Operations Committee

Cynthia A. Hargadon *.....           2,343                     33,000
 Trustee, Member of the
 Fund Operations
 Committee, Investment
 Operations Committee and
 Governance Committee

Gordon Holmes.............           2,330                     39,000
 Trustee, Chairman of the
 Audit Committee and
 Member of the Fund
 Operations Committee

Bruce E. Langton..........           2,361                     33,750
 Trustee, Member of the
 Audit Committee,
 Investment Operations
 Committee and Governance
 Committee

Attiat F. Ott.............           2,330                     31,125
 Trustee, Chairman of the
 Fund Operations Committee
 and Member of the Audit
 Committee

Paul D. Paganucci **......           5,506                     23,000
 Former Trustee, Member of
 the Audit Committee,
 Investment Operations
 Committee and the
 Governance Committee

Ranne P. Warner...........           2,369                     35,813
 Trustee, Chairman of the
 Governance Committee,
 Member of the Fund
 Operations Committee and
 Investment Operations
 Committee

John P. Kavanaugh.........            None                       None
 Trustee, Chairman of the
 Investment Operations
 Committee

John F. O'Brien...........            None                       None
 Trustee

Richard M. Reilly.........            None                       None
 Trustee, Member of the
 Investment Operations
 Committee

--------
* Ms. Hargadon was elected by the Trustees as a Member of the Governance Committee effective November 14, 2000.
** Mr. Paganucci was elected by the Trustees as a Member of the Investment
   Operations Committee effective March 11, 2000 and resigned as a Trustee effective February 13, 2001.

  The Trust has no retirement or pension plan for its Trustees. The Trust does not have a compensation committee; such matters are considered by the Trust's Governance Committee.

  The Trust's Fund Operations Committee is composed entirely of Trustees who are not interested persons of the Trust, AFC or its affiliates. Currently, Dr. Ott (Chairman), Mr. Condron, Ms. Hargadon, Mr. Holmes and Ms. Warner comprise the Committee. The Committee separately reviews and makes recommendations to the Trustees on a variety of matters, including the various contractual arrangements between the Trust and its investment adviser and transfer and shareholder servicing agent, proposals to continue or modify the terms of such agreements, and certain matters where there may be a possible conflict of interest between the interests of the Trust and AFC or its affiliates. During the fiscal year ended December 31, 2000, the Committee had two meetings relating to the Trust.

  The Trust's Audit Committee is composed entirely of Trustees who are not interested persons of the Trust, AFC or its affiliates. Currently, Mr. Holmes (Chairman), Mr. Condron, Mr. Langton and Dr. Ott comprise the Committee. This Committee reviews and evaluates the audit function, including recommending to the Board the independent accountants to be selected for the Trust, reviewing all auditing procedures and arrangements and reviewing qualifications of key personnel performing audit work. During the fiscal year ended December 31, 2000, the Committee had two meetings.

  The Trust's Investment Operations Committee is composed of three Trustees who are not interested persons of the Trust, AFC or its affiliates; two Trustees who are interested persons and one non-Trustee participant. Currently, Mr. Kavanaugh (Chairman), Ms. Hargadon, Mr. Langton, Mr. Reilly and Ms. Warner are the Trustees who serve on the Committee. The non-Trustee participant is Donald F. Speakman. The Committee monitors investment adviser performance and analyzes Fund data. During the fiscal year ended December 31, 2000, the Committee had four meetings relating to the Trust.

  The Trust's Governance Committee (formerly the Nominating Committee) is composed entirely of Trustees who are not interested persons of the Trust, AFC or its affiliates. Currently Ms. Warner (Chairman), Ms. Hargadon and Mr. Langton comprise the Committee. The Committee is charged with the duties of reviewing the composition and compensation of the Trustees, proposing additional non-interested Trustees for election to the Board and reviewing major personnel changes of the Trust. During the fiscal year ended December 31, 2000, the Committee had three meetings. The Governance Committee will consider nominees recommended by Shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust.

  If any of the nominees for election as Trustees shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate in the discretion of the persons named as proxies therein, or their substitutes, present and acting at the Meeting, or the Trustees may reduce the size of the Board.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Trust's Trustees and officers, its investment adviser and certain affiliated persons of the investment adviser and persons who own more than ten percent of the Trust's shares to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. These individuals are required by SEC regulations to furnish the Trust with copies of all Section 16(a) forms they file.

  To the Trust's knowledge, based solely on review of the copies of such reports furnished to the Trust and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, Trustees, greater than ten percent beneficial owners and other persons subject to Section 16(a) reporting were complied with during the fiscal year ended December 31, 2000, except that reports of initial ownership were filed late for J. Kendall Huber, a Director of AAM, and Richard J. Litchfield, a Vice President of AAM and of the Trust.

Recommended Shareholder Action and Required Vote

  The Trustees recommend that the Shareholders vote for each nominee. A plurality of the votes properly cast in person or by proxy at the Meeting is required for the election of the Trustees.

2. OTHER MATTERS AND DISCRETION OF PERSONS NAMED AS PROXIES

  While the Meeting is called to act upon any business that may properly come before it, at the date of this Proxy Statement the only business which management intends to present or knows that others will present is the business mentioned in the Notice of the Meeting. If any other matters lawfully come before the Meeting, and on all procedural matters at said Meeting, it is intended that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Meeting. A proxy may confer discretionary authority to vote on matters brought before an annual meeting of shareholders if the Trust did not have notice of the matter at least 45 days before the date on which the Trust first mailed its proxy materials for the prior year's annual meeting of shareholders (or date specified by an advance notice provision).

Date for Receipt of Shareholder Proposals

  No proposals were submitted by Shareholders for presentation at the Meeting. Shareholder proposals which are intended to be presented at the Annual Meeting in 2002 must be received at the principal executive offices of the Trust, 440 Lincoln Street, Worcester, MA 01653, on or before November 1, 2001, for inclusion in the proxy statement and proxy related to such meeting.

           INFORMATION PERTAINING TO ALLMERICA FINANCIAL CORPORATION

  The following table lists the executive officers of the Trust, each of whom is an employee of AFC or its affiliates:

   Name and Age
 of Officers as of                                                       Served
      2/28/01                            Position with the Trust          Since
 -----------------                       -----------------------         ------
John F. O'Brien (57)............. Chairman of the Board and Trustee       1989
Richard M. Reilly (62)........... President and Trustee                   1991
John P. Kavanaugh (46)........... Vice President and Trustee              1995
Paul T. Kane (44)................ Assistant Vice President and Treasurer
                                   (Principal Accounting Officer)         1999
Richard J. Litchfield (33)....... Vice President                          2001
Ann K. Tripp (42)................ Vice President                          2000
Kristin Bushard (34)............. Vice President                          2000
George M. Boyd (56).............. Secretary                               1997

--------
Messrs. O'Brien, Reilly, Kavanaugh and Litchfield, Ms. Tripp and Ms. Bushard have been employees of AFC or its affiliates for the last five years. Mr. Kane was Vice President/Treasurer of Tax & Financial Services, BISYS

Fund Services, 1997-1999, and Director of Shareholder Reporting, Fidelity Investments, 1992-1997; Mr. Boyd was Director, Mutual Fund Administration-- Legal and Regulatory, Investors Bank & Trust Company, 1995-1996, and Vice President and Counsel, 440 Financial Group and First Data Investor Services Group, 1992-1995.

Quorum and Method of Tabulation

  Thirty percent (30%) of the shares entitled to vote, present in person or represented by proxy, constitute a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust to act as tellers for the Meeting.

  The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote for a nominee for election as a Trustee or that reflect abstentions or "broker nonvotes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, neither withholding authority to vote nor abstentions nor broker nonvotes have any effect on the outcome of the voting on the matter.

Audit Fees, Financial Information Systems Design and Implementation Fees and All Other Fees

  Set forth below is a table listing the fees that were billed to the Trust for audit and any non-audit services rendered by PricewaterhouseCoopers LLP, the Trust's independent accountants, for the most recent fiscal year:

                                        Financial
                                       Information
                                      Systems Design
                                           and
              Audit                   Implementation                                 All Other
              Fees                         Fees                                        Fees
              -----                   --------------                                 ---------
             $24,800                       None                                       $7,350

  The fees referenced above under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" not only include the services rendered to the Trust, but also to the Trust's investment adviser or any entity under common control with the adviser that provides services to the Trust. This does not include any sub-adviser(s) whose principal role is portfolio management and is sub-contracted or overseen by another investment adviser. The fees listed above as "All Other Fees" relate to services for auditing AAM.

  The Trust's Audit Committee has determined that the provision of the non-audit services referenced above is compatible with maintaining the independent accountants' independence.

Audit Committee Report

  As required by Federal securities regulations, the Trust's Audit Committee submits the following report regarding its oversight of the Trust's financial reporting process:

    1. The Audit Committee reviewed and discussed the Trust's audited financial statements with management;

    2. The Audit Committee and the independent accountants have discussed the matters regarding SAS 61 (Codification of Statements on Auditing Standards, AU 380) relating to the quality and consistency of accounting principles. This communication between the Audit Committee and the independent accountants will assist the Audit Committee in performing its oversight role in reviewing auditing procedures and evaluating the audit function as a whole.

    3. The Audit Committee has received and reviewed the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1, and has discussed with the independent accountants the independent accountants' independence.

    4. The Audit Committee has recommended to the Board of Trustees of the Trust that the audited financial statements be included in the Trust's Annual Report to Shareholders for the last fiscal year.

    The Audit Committee Report is submitted by the Audit Committee comprised of Gordon Holmes (Chairman), P. Kevin Condron, Bruce E. Langton and Attiat
  F. Ott, all disinterested Trustees.

    A determination has been made that the members of the Trust's Audit Committee are independent, as defined under applicable New York Stock Exchange standards.

Audit Committee Charter

  Federal securities regulations require the Board of Trustees of the Trust to adopt a written charter for the Audit Committee, which should be attached as an appendix to the Trust's Proxy Statement at least once every three years. The Board of Trustees of the Trust has adopted a written charter for the Audit Committee, which is attached as an appendix to this Proxy Statement.

   SHAREHOLDERS ARE URGED TO VOTE, SIGN AND MAIL THEIR PROXIES IMMEDIATELY.

                                          John F. O'Brien
                                          Chairman

March 12, 2001
Worcester, MA

                                   APPENDIX

                          ALLMERICA INVESTMENT TRUST
                          ALLMERICA SECURITIES TRUST
                            AUDIT COMMITTEE CHARTER

  1. Composition: The Audit Committee shall be composed of not less than three Trustees, each of whom shall be independent Trustees, who are elected by a majority of the full Board of Trustees. Each Trustee who is a member of the Committee shall be an unaffiliated, non-interested person, as defined under the Investment Company Act of 1940 (the "1940 Act") and, with respect to Allmerica Securities Trust, an independent Trustee in accordance with New York Stock Exchange (NYSE) rules. With respect to Allmerica Securities Trust, in accordance with NYSE rules, all members of the Audit Committee must be "financially literate," i.e., familiar with basic finance and accounting practices, and at least one member of the Committee must have accounting or related financial management expertise.

  2. Purpose: The purpose of the Audit Committee is to assist the Board of Trustees in fulfilling its oversight function. The Committee assists the Trustees in determining that the assets of the Trust are properly safeguarded and the Trusts' policies are being carried out, and in monitoring the Trusts' financial reporting to their shareholders, the general public and applicable regulatory agencies.

  3. General responsibilities of the Audit Committee are:

    (a) to oversee the Trusts' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of the Trusts' service providers;

    (b) to oversee the quality and objectivity of the Trusts' financial statements and the audit thereof by the Trusts' independent auditors; and

    (c) to act as a liaison between the Trusts' independent auditors and the full Board of Trustees.

  4. To carry out the responsibilities listed in item 3, the Audit Committee shall have the following duties and powers:

    (a) to recommend on a timely basis the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the investment adviser or sub-adviser(s) of the Trusts, and to receive the auditors' specific representations as to their independence; and, with respect to Allmerica Securities Trust, (i) the independent auditors for the Trusts are ultimately accountable to the Board of Trustees and Audit Committee of the Trust, and the Audit Committee and Board of Trustees have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for shareholder approval in any proxy statement); and (ii) the Audit Committee is responsible for ensuring that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditors and the Trust, and the Audit Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for recommending that the Board of Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence;

    (b) to meet with the Trusts' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Trusts' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Trusts' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders; and, with respect to Allmerica Securities Trust, to review with a representative of the Trust's management and the independent auditors the financial information contained in the Trust's annual report to shareholders under Section 30(e) of the 1940 Act and Rule 30d-1 thereunder prior to its filing; and, with respect to Allmerica Securities Trust, the Charter will be included as an appendix to any annual shareholders' meeting proxy statement at least once every three years, or in the next annual shareholders' meeting proxy statement after any significant amendment to the Charter;

    (c) to consider the effect upon the Trusts of any changes in accounting principles or practices proposed by management or the auditors;

    (d) to review the fees charged by the auditors for audit and non-audit services;

    (e) to investigate improprieties or suspected improprieties in Trust operations; and

    (f) to report on the independent audit report and the Committees' activities to the full Board on a timely basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

  5. The Committee shall meet on a periodic basis, at least semi-annually, and is empowered to hold special meetings as circumstances require.

  6. The Committee shall maintain minutes of its meetings to be kept with the records of the Trusts.

  7. The Committee shall meet on a periodic basis with the Treasurer of the Trusts and other members of management, or at such other times as the Committee deems necessary or appropriate.

  8. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trusts.

  9. The Committee shall review and re-assess the adequacy of this Charter at least annually and recommend any changes to the full Board of Trustees.

 Originally Adopted: October 28, 1988
            Amended: June 5, 2000

                           ALLMERICA SECURITIES TRUST

                                     PROXY
           This Proxy is solicited on behalf of the Board of Trustees

  The undersigned hereby appoints Richard M. Reilly, Paul T. Kane and George M. Boyd, and each of them, attorneys and proxies of the undersigned, with full power of substitution, and does hereby request that the votes attributable to all of the undersigned's shares be cast as directed, with all powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Allmerica Securities Trust to be held at 440 Lincoln Street, Worcester, Massachusetts 01653, on Wednesday, April 18, 2001 at 9:00 a.m., local time, and at any adjournment thereof.

  This Proxy when properly executed will be voted in the manner directed by the Shareholder. If no direction is made, the Proxy will be voted "FOR" all proposals. A proxy marked in such manner as not to withhold authority to vote for the election of any nominee shall be deemed to grant such authority.

Votes must be indicated
(x) in Black or Blue ink. [X]

1. ELECTION OF TRUSTEES    FOR all nominees [_]   WITHHOLD AUTHORITY to vote [_]
                           listed below.          for all nominees listed
                                                  below.
                                                                 *EXCEPTIONS [_]

  Nominees: P. Kevin Condron, Cynthia A. Hargadon, Gordon Holmes, John P. Kavanaugh, Bruce E. Langton, John F. O'Brien, Attiat F. Ott, Richard M. Reilly and Ranne P. Warner.

  (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

  *Exceptions ___________________________________________________

  2. In their discretion, the named proxies are authorized to vote upon such other business as may properly come before the Meeting, or any adjournment thereof.

                                    Please sign exactly as the name appears
                                    hereon. When signing as executor,
                                    administrator, attorney, trustee or
                                    guardian, please give full title. If a
                                    corporation, please sign in full corporate name by president or other authorized officer. If partnership, please sign in partnership name by authorized person. If joint owners, each owner should sign.
                                    Note: the undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and revokes any proxy heretofore given with respect to the votes covered by this proxy.

                                    Dated: ______________________________, 2001

                                    ___________________________________________
                                                     Signature

                                    ___________________________________________
                                             Signature if held jointly

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                          ALLMERICA SECURITIES TRUST
              440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653

                                                                 March 12, 2001

Dear Shareholders:

  Enclosed is a Notice of the Annual Meeting of Shareholders to be held on April 18, 2001, to consider the election of Trustees.

  Your Trustees unanimously recommend that you vote for the proposal by marking, dating and signing the enclosed proxy and returning it promptly.

                                          Respectfully,

                                          /s/ John F. O'Brien

                                          JOHN F. O'BRIEN
                                          Chairman

NOTICE: IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING,
         REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE.